                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       7/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Small Company Value Fund

Annual Report to Shareholders

July 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Please read this fund's prospectus for specific information regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns during the 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to December 3, 2001 are derived from the historical performance of Class S shares of the Scudder Small Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/04
Scudder Small Company Value Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	25.84%	11.37%	8.78%	11.02%
Class B	24.79%	10.50%	7.92%	10.14%
Class C	24.94%	10.54%	7.95%	10.17%
Russell 2000 Value Index+	22.83%	11.25%	12.30%	13.14%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on October 6, 1995. Index returns begin October 31, 1995.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 7/31/04	$ 26.23	$ 25.72	$ 25.75
7/31/03	$ 20.85	$ 20.61	$ 20.61
Distribution Information: Twelve Months: Income Dividends as of 7/31/04	$ .02	$ -	$ -

Class A Lipper Rankings - Small-Cap Value Funds Category as of 7/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	61	of	230	27

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Small Company Value Fund - Class A [] Russell 2000 Value Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/04
Scudder Small Company Value Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,860	$13,020	$14,356	$23,702
	Average annual total return	18.60%	9.20%	7.50%	10.28%
Class B	Growth of $10,000	$12,184	$13,294	$14,542	$23,444
	Average annual total return	21.84%	9.96%	7.78%	10.14%
Class C	Growth of $10,000	$12,494	$13,506	$14,663	$23,499
	Average annual total return	24.94%	10.54%	7.95%	10.17%
Russell 2000 Value Index+	Growth of $10,000	$12,283	$13,768	$17,864	$29,443
	Average annual total return	22.83%	11.25%	12.30%	13.14%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 6, 1995. Index returns begin October 31, 1995.
+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com for the product's most recent month-end performance.

Returns and rankings during the 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Shareholders redeeming shares held less than one year will have a lower return due to the effect of the 1% redemption fee.

Average Annual Total Returns as of 7/3104
Scudder Small Company Value Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	26.26%	11.69%	9.08%	11.34%
Russell 2000 Value Index+	22.83%	11.25%	12.30%	13.14%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 7/31/04	$ 26.27
7/31/03	$ 20.87
Distribution Information: Twelve Months: Income Dividends as of 7/31/04	$ .08

Class S Lipper Rankings - Small-Cap Value Funds Category as of 7/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	52	of	230	23
3-Year	54	of	164	33
5-Year	118	of	127	93

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Small Company Value Fund - Class S [] Russell 2000 Value Index+

Yearly periods ended July 31

Comparative Results as of 7/31/04
Scudder Small Company Value Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$12,626	$13,932	$15,446	$25,772
	Average annual total return	26.26%	11.69%	9.08%	11.34%
Russell 2000 Value Index+	Growth of $10,000	$12,283	$13,768	$17,864	$29,443
	Average annual total return	22.83%	11.25%	12.30%	13.14%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 6, 1995. Index returns begin October 31, 1995.
+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 1/31/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 7/31/04	$ 1,002	$ 997	$ 998	$ 1,003
Expenses Paid per $1,000*	$ 6.45	$ 10.99	$ 9.91	$ 5.56
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 1/31/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 7/31/04	$ 1,019	$ 1,014	$ 1,015	$ 1,019
Expenses Paid per $1,000*	$ 6.50	$ 11.09	$ 9.99	$ 5.61

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios+	Class A	Class B	Class C	Class S
Scudder Small Company Value Fund	1.30%	2.21%	1.99%	1.12%

+ The expense ratio reflects a change to expenses within the most recent six-month period. Effective April 1, 2004, the Fund directly bears the costs of those expenses formerly covered under an Administrative Agreement. See Note C in Notes to Financial Statements.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Small Company Value Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund in 2003.

• Head of global and tactical asset allocation.

• Over 16 years of investment industry experience.

• Master's degree in Social Science from California Institute of Technology.

• Ph.D in Political Science from University of California at Irvine.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 2003.

• Over 22 years of investment industry experience.

• Senior portfolio manager for Multi Asset Class Quantitative Strategies: New York.

In the following interview, Portfolio Managers Janet Campagna and Robert Wang address the economy, the management team's approach and the resulting performance of Scudder Small Company Value Fund for the annual period ended July 31, 2004.

Q: How would you characterize the market environment during the period?

A: Economic and geopolitical concerns resulted in a highly volatile and rotational investment environment driven by extreme emotionalism. The period began on the cusp of economic recovery, with strong moves in pro-cyclical industries (those that tend to do well in an improving economy) and small-capitalization stocks, which tend to react earlier than their large-cap counterparts to economic improvement. Investors favored highly speculative names in highly volatile industries, i.e., companies with relatively low valuations and generally poor fundamentals.

Despite the economy's apparent health, as evidenced by rising employment and other positive leading indicators, the strength and sustainability of a broad economic recovery was widely debated among industry experts. The media focused on that debate, fomenting negative investor sentiment.

Historically high energy prices, rising interest rates and uncertainty surrounding the upcoming presidential election caused activity to moderate early in the new year. The market entered a narrow trading range (meaning that few industry sectors or individual stocks logged strong gains or suffered deep losses) that lasted throughout the balance of the period. Many investors went "back to basics," seeking higher-quality companies with positive cash flows and above-average growth prospects as compared with their industry peers. Others simply took a breather, believing that the market had already "priced in," or accounted for, a robust economic rebound that had only partially materialized.

Corporate America, meantime, remained reluctant to spend or reinvest its cash reserves, despite continued evidence of economic improvement. Many companies instead concentrated on tidying up their balance sheets, becoming leaner and more cost-efficient. Earnings during the period generally were strong, with growing consumer demand reflected in rising revenues and wider profit margins. Individual stock performance during the second half of the period proved to be very much earnings-driven. Companies that outperformed their peers and had positive earnings tended to do well, while those with negative guidance and weak earnings prospects generally were punished.

Q: How did the portfolio perform during the period?

A: Scudder Small Company Value Fund Class A shares gained 25.84%, outperforming the 22.83% total return of the fund's benchmark, the Russell 2000 Value Index, for the year ended July 31, 2004.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is not a guarantee of future results.) The fund also outpaced the 22.48% average total return of its peers in the Small Company Value Funds category, as tracked by Lipper Inc., for the same period.2 (Please see pages 3 through 6 for the performance of other share classes and more complete performance information.)

1 The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Small Company Value Funds category, as tracked by Lipper Inc., includes those funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. Small Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared with the US diversified small-cap funds universe average.

More than 90% of the fund's performance relative to the benchmark during the period can be attributed to broad-based stock selection. This is exactly what we want to see. Because the fund's level of risk is comparable to that of the benchmark, our goal is to ensure that the only additional risk factors are stock-specific. So, while in general the fund is defined by the index that it tracks, its performance is not constrained by it. We were able to add quite a bit of value through stock selection.

Q: Will you describe your investment process?

A: Our proprietary US stock evaluation model incorporates valuation and growth investment parameters. We believe that by combining the techniques used by fundamental value investors with extensive, quantitative growth and earnings analysis, we can minimize investment-style bias and ultimately produce a pure, or objective, stock selection process that can add value in any market environment. In addition, we incorporate technical analysis in an effort to capture short-term price changes and evaluate the market's responsiveness to new information. We believe that objectivity and discipline, through the use of quantitative investment models, provides a framework for selecting securities with attractive valuations in an unbiased, consistent and repeatable manner.

The performance objective for the portfolio is to outperform the benchmark by taking a moderate level of risk relative to the index. We believe that consistent outperformance is derived from diversification, which can help minimize unintended risk exposure. As a result, portfolio holdings are extremely well-diversified, with only nominal deviations from the benchmark's industry weightings.

The portfolio's maximum industry underweight or overweight (its proportionate holdings relative to the benchmark index) is typically +/-2%. In selecting stocks for the portfolio, we attempt to avoid deviating from our asset class, selecting only from among the universe of small-company value stocks.

Generally, we do not make "macro bets," or investment decisions based on the outlook for the economy, or the expected performance of a given industry sector. When we rebalance the portfolio's sector allocations, and when we trade, we are attempting to optimize the portfolio's risk-adjusted return through stock selection.

Q: Which stocks contributed most to fund performance during the period?

A: Within health care, equipment and service providers fared best. Kindred Health Care, in which the fund held a meaningful overweight relative to the benchmark, was the top performer. As we mentioned earlier, stock selection drove fund performance. The top contributors - all among different industry sectors - underscore the portfolio's broad diversification.

Within health care, equipment and services providers fared best, particularly Kindred Healthcare, Inc., in which the fund held a meaningful overweight relative to the benchmark. Kindred is a provider of long-term health care services through the operation of nursing homes and institutional pharmacies. During the period, the company reported ample cash flows, strong earnings growth and outstanding forecasted earnings per share as compared with its peers.

Banta, within the printing and publishing services sector, was the second-best performer. Banta, which operates in three segments - print, supply-chain management and health care - logged robust gains during the period. The fund held a modest overweight in the stock, giving it an edge against the benchmark.

Within the capital goods sector, Nordson witnessed exceptional gains during the period. The portfolio's heavy overweight relative to the benchmark in the stock added significantly to overall results. Nordson designs, manufactures and markets precision dispensing systems that apply adhesives, sealants and coatings to a range of consumer and industrial products.

(As of July 31, 2004, positions in Kindred, Banta and Nordson were sold.)

Q: What detracted from performance?

A: While individual holdings in technology and consumer durables detracted somewhat from performance, financial stocks accounted for the majority of relative underperformance.

Within financials, LandAmerica Financial Group, Inc. was among the portfolio's poorest performers. LandAmerica is a holding company that, through its subsidiaries, provides products and services used to facilitate the purchase, sale, transfer and financing of residential and commercial real estate. The company primarily suffered from the effects of rising interest rates. Declines in current mortgage activity and in applications for future real estate transactions damaged expectations for future earnings. The portfolio held a sizable overweight in the company, which reported losses for the period, detracting significantly from overall returns.

Within technology, Iomega, a designer and marketer of products used for computer data management, lost considerable ground during the period. Originally, we believed the stock had strong earnings growth potential. During the year, however, the company saw cash flows turn negative based on a decline in profitability of its popular ZIP products and substantial cash outlays for research and development. Industry analysts downgraded the stock several times, driving prices still lower. (As of July 31, 2004, the position in Iomega was sold.)

Q: Do you have any closing comments for shareholders?

A: We are encouraged by the market's renewed emphasis on fundamental quality. We believe that as investors continue to move from higher-risk to lower-risk investment strategies, the fund should be well-positioned to benefit. In addition, small-cap stocks historically have proven to be good investments during times of economic rebirth. Despite a rising interest rate environment, we believe that the economy will stabilize.

As always, we thank our shareholders for their commitment to the fund. We look forward to continuing to serve their needs and to helping them meet their long-term investment goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2004

Asset Allocation	7/31/04	7/31/03

Common Stocks	97%	96%
Cash Equivalents	3%	4%
	100%	100%

Stock Characteristics
Weighted Average Market Values	Fund	Russell 2000 Value Index
Small Companies ($ millions) Market Capitalization	1,075	899
Value Orientation P/E Trailing Twelve Months	18.8x	36.4x
Price/Sales	.8x	.8x
Price/Book Value	1.8x	1.7x

Asset allocation and stock characteristics are subject to change.

Ten Largest Equity Holdings at July 31, 2004 (14.5% of Portfolio)
1. Energen Corp. Producer and distributor of natural gas	1.7%
2. FMC Corp. Producer of chemical and machinery for industry and agriculture	1.6%
3. Terex Corp. Diversified global manufacturer	1.5%
4. Stewart Information Services Corp. Provider of title insurance services	1.5%
5. Over seas Shipholding Group, Inc. Operator of a fleet of marine transport vessels	1.5%
6. First Federal Financial Corp. Holder for provider of banking services	1.4%
7. Georgia Gulf Corp. Manufacturer and marketer of chemicals and plastic products	1.4%
8. Zales Corp. Operator of retail jewelry stores	1.3%
9. LandAmerica Financial Group, Inc. Provider of property insurance	1.3%
10. Potlatch Corp. Operator of an integrated forest products company	1.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2004

	Shares	Value ($)

Common Stocks 97.1%
Consumer Discretionary 13.0%
Auto Components 0.8%
Tenneco Automotive, Inc.*	163,900	2,279,849
Distributors 0.7%
Handleman Co.	97,000	2,082,590
Hotels Restaurants & Leisure 3.6%
Bob Evans Farms, Inc.	115,100	3,063,962
CBRL Group, Inc.	86,300	2,866,886
Jack in the Box, Inc.*	41,800	1,333,420
Landry's Restaurants, Inc.	55,000	1,662,650
Ryan's Restaurant Group, Inc.*	129,300	1,873,557
		10,800,475
Household Durables 1.7%
American Greetings Corp. "A"*	86,300	2,012,516
Ethan Allen Interiors, Inc.	66,000	2,451,900
WCI Communities, Inc.*	34,000	732,020
		5,196,436
Internet & Catalog Retail 0.2%
Priceline.com, Inc.*	28,200	667,776
Media 2.0%
AMC Entertainment, Inc.*	190,600	3,638,554
Journal Communications, Inc. "A"	95,700	1,707,288
Scholastic Corp.*	21,600	594,216
		5,940,058
Multiline Retail 1.0%
Stage Stores, Inc.*	88,000	3,120,480
Specialty Retail 1.5%
Haverty Furniture Companies, Inc.	34,700	645,073
Zales Corp.*	148,800	4,038,432
		4,683,505
Textiles, Apparel & Luxury Goods 1.5%
Kellwood Co.	54,200	2,176,130
Phillips-Van Heusen Corp.	66,600	1,263,402
Wolverine World Wide, Inc.	49,700	1,161,986
		4,601,518
Consumer Staples 2.8%
Food Products
Corn Products International, Inc.	41,200	1,776,544
Flowers Foods, Inc.	110,950	2,895,795
J & J Snack Foods Corp.*	16,100	591,353
Lance, Inc.	40,800	613,632
Ralcorp Holdings, Inc.*	44,600	1,626,562
Sanderson Farms, Inc.	19,300	930,839
		8,434,725
Energy 7.4%
Oil & Gas
Cimarex Energy Co.*	19,500	634,335
Houston Exploration Co.*	57,300	3,094,200
Magnum Hunter Resources, Inc.*	321,200	3,443,264
Overseas Shipholding Group, Inc.	97,500	4,378,725
Southwestern Energy Co.*	22,100	711,399
Spinnaker Exploration Co.*	78,200	2,797,214
St. Mary Land & Exploration Co.	72,900	2,501,199
Stone Energy Corp.*	50,700	2,293,668
Tesoro Petroleum Corp.*	89,100	2,583,900
		22,437,904
Financials 31.2%
Banks 14.4%
BankAtlantic Bancorp., Inc. "A"	124,700	2,274,528
BankUnited Financial Corp. "A"*	145,700	3,910,588
Commercial Capital Bancorp., Inc.	78,100	1,715,857
Downey Financial Corp.	40,700	2,187,625
First Federal Financial Corp.*	96,300	4,363,353
First Midwest Bancorp, Inc.	25,000	844,250
Glacier Bancorp., Inc.	5,500	145,640
Greater Bay Bancorp.	105,600	2,782,560
Hancock Holding Co.	81,400	2,444,442
IBERIABANK Corp.	21,100	1,183,710
MAF Bancorp., Inc.	80,800	3,244,120
New Century Financial Corp.	55,200	2,597,160
Old National Bancorp.	49,400	1,175,720
Pacific Capital Bancorp	108,567	3,009,468
PFF Bancorp., Inc.	20,000	734,400
Provident Financial Services, Inc.	75,457	1,331,820
R & G Financial Corp. "B"	33,250	1,166,410
Sandy Spring Bancorp., Inc.	22,350	696,426
Texas Regional Bancshares, Inc. "A"	85,290	3,794,552
UMB Financial Corp.	19,135	959,046
United Bankshares, Inc.	42,900	1,352,208
Westamerica Bancorp.	37,100	1,882,083
		43,795,966
Diversified Financial Services 1.5%
GATX Corp.	113,600	2,894,528
Saxon Capital, Inc.*	64,800	1,524,096
		4,418,624
Insurance 4.3%
LandAmerica Financial Group, Inc.	100,500	3,969,750
Philadelphia Consolidated Holding Corp.*	65,700	3,591,819
Stewart Information Services Corp.	125,100	4,434,795
The Midland Co.	38,100	1,087,755
		13,084,119
Real Estate 11.0%
American Financial Realty Trust (REIT)	65,200	863,900
Amli Residential Properties Trust (REIT)	30,100	868,987
Anthracite Capital, Inc. (REIT)	71,100	779,967
Anworth Mortgage Asset Corp. (REIT)	38,100	403,860
Brandywine Realty Trust (REIT)	34,900	952,770
CarrAmerica Realty Corp. (REIT)	50,000	1,524,500
Colonial Properties Trust (REIT)	21,900	832,200
Commercial Net Lease Realty (REIT)	63,700	1,082,900
CRT Properties, Inc. (REIT)	45,900	991,440
Essex Property Trust, Inc. (REIT)	18,800	1,238,920
FelCor Lodging Trust, Inc. (REIT)*	80,800	921,120
First Industrial Realty Trust, Inc. (REIT)	37,900	1,388,656
Gables Residential Trust (REIT)	29,800	984,890
Glimcher Realty Trust (REIT)	38,700	838,242
Healthcare Realty Trust, Inc. (REIT)	23,600	852,432
Heritage Property Investment Trust (REIT)	36,600	1,005,036
Highwoods Properties, Inc. (REIT)	56,500	1,310,800
Home Properties, Inc. (REIT)	32,200	1,210,720
Impac Mortgage Holdings, Inc. (REIT)	63,900	1,466,505
Kilroy Realty Corp. (REIT)	33,200	1,175,280
Kramont Realty Trust (REIT)	22,500	357,750
Lexington Corporate Properties Trust (REIT)	56,600	1,107,096
Manufactured Home Communities, Inc. (REIT)	22,600	716,194
MFA Mortgage Investments, Inc. (REIT)	108,000	875,880
Nationwide Health Properties, Inc. (REIT)	68,500	1,308,350
Post Properties, Inc. (REIT)	44,300	1,239,957
Prentiss Properties Trust (REIT)	42,400	1,452,624
Realty Income Corp. (REIT)	24,800	1,004,896
Redwood Trust, Inc. (REIT)	21,100	1,197,847
Sovran Self Storage, Inc. (REIT)	23,300	903,807
Sun Communities, Inc. (REIT)	24,700	928,967
Taubman Centers, Inc. (REIT)	40,600	937,860
Washington Real Estate Investment Trust (REIT)	20,000	558,800
		33,283,153
Health Care 4.6%
Health Care Equipment & Supplies 1.8%
Ocular Sciences, Inc.*	83,000	3,662,790
Sybron Dental Specialties, Inc.*	69,500	1,869,550
		5,532,340
Health Care Providers & Services 1.5%
Province Healthcare Co.*	184,300	2,677,879
RehabCare Group, Inc.*	56,100	1,343,595
Sunrise Senior Living, Inc.*	14,500	511,850
		4,533,324
Pharmaceuticals 1.3%
Alpharma, Inc. "A"	131,000	2,153,640
Perrigo Co.	110,100	1,834,266
		3,987,906
Industrials 13.3%
Aerospace & Defense 0.7%
Moog, Inc. "A"*	59,800	2,174,926
Airlines 1.0%
Continental Airlines, Inc. "B"*	120,800	1,085,992
Frontier Airlines, Inc.*	250,100	1,968,287
		3,054,279
Building Products 1.1%
Griffon Corp.*	70,400	1,476,288
Jacuzzi Brands, Inc.*	240,200	1,854,344
		3,330,632
Commercial Services & Supplies 3.5%
Consolidated Graphics, Inc.*	68,200	2,967,382
NCO Group, Inc.*	34,200	853,974
Nu Skin Enterprises, Inc. "A"	110,700	3,023,217
United Rentals, Inc.*	149,400	2,964,096
United Stationers, Inc.*	20,100	792,342
		10,601,011
Construction & Engineering 1.0%
Dycom Industries, Inc.*	44,000	1,185,360
Quanta Services, Inc.*	299,000	1,877,720
		3,063,080
Electrical Equipment 0.1%
Franklin Electric Co.	5,400	204,552
Industrial Conglomerates 0.9%
Tredegar Corp.	167,200	2,755,456
Machinery 4.3%
Flowserve Corp.*	139,700	3,345,815
Kaydon Corp.	12,600	367,038
Kennametal, Inc.	24,900	1,095,600
Reliance Steel & Aluminum Co.	52,000	2,070,640
Terex Corp.*	116,000	4,513,560
Wabash National Corp.*	57,100	1,649,048
		13,041,701
Road & Rail 0.7%
Dollar Thrifty Automotive Group, Inc.*	50,400	1,214,136
USF Corp.	23,500	834,250
		2,048,386
Information Technology 8.8%
Communications Equipment 0.9%
CommScope, Inc.*	129,200	2,661,520
Computers & Peripherals 0.7%
Komag, Inc.*	183,800	2,084,292
Electronic Equipment & Instruments 2.2%
Anixter International, Inc.	20,900	699,732
MTS Systems Corp.	134,100	2,879,127
Park Electrochemical Corp.	68,000	1,562,640
Rofin-Sinar Technologies, Inc.*	57,000	1,208,970
Zygo Corp.*	32,100	311,370
		6,661,839
Internet Software & Services 0.2%
DoubleClick, Inc.*	99,100	512,347
IT Consulting & Services 2.5%
BISYS Group, Inc.*	255,400	3,486,210
CSG Systems International, Inc.*	121,700	1,995,880
Efunds Corp.*	140,900	2,305,124
		7,787,214
Semiconductors & Semiconductor Equipment 1.3%
Integrated Device Technology, Inc.*	167,300	1,912,239
Photronics, Inc.*	141,400	2,046,058
		3,958,297
Software 1.0%
Internet Security Systems, Inc.*	59,800	916,136
THQ, Inc.*	113,600	2,164,080
		3,080,216
Materials 10.3%
Chemicals 6.2%
Cambrex Corp.	119,400	2,632,770
FMC Corp.*	110,900	4,874,055
Georgia Gulf Corp.	118,700	4,219,785
Hercules, Inc.*	243,900	2,880,459
OM Group, Inc.*	83,600	2,676,872
Stepan Co.	30,000	727,200
Terra Industries, Inc.*	100,400	642,560
		18,653,701
Construction Materials 0.4%
Eagle Materials, Inc.	16,200	1,068,876
Containers & Packaging 1.5%
Myers Industries, Inc.	82,552	1,081,431
Silgan Holdings, Inc.	73,900	3,555,329
		4,636,760
Metals & Mining 0.6%
Quanex Corp.	43,000	1,956,500
Paper & Forest Products 1.6%
Pope & Talbot, Inc.	45,800	898,596
Potlatch Corp.	98,600	3,952,874
		4,851,470
Telecommunication Services 0.6%
Diversified Telecommunication Services
Cincinnati Bell, Inc.*	421,500	1,702,860
Primus Telecommunications Group, Inc.*	127,800	207,036
		1,909,896
Utilities 5.1%
Electric Utilities 0.9%
PNM Resources, Inc.	133,050	2,772,762
Gas Utilities 1.3%
New Jersey Resources Corp.	66,250	2,693,063
Northwest Natural Gas Co.	37,200	1,092,936
		3,785,999
Multi-Utilities & Unregulated Power 2.9%
Avista Corp.	211,100	3,683,695
Energen Corp.	107,100	5,071,185
		8,754,880
Total Common Stocks (Cost $264,237,717)		294,291,340

	Principal Amount ($)	Value ($)

US Government Backed 0.2%
US Treasury Bills, 1.38%**, 10/21/2004 (c) (Cost $787,456)	790,000	787,456

	Shares	Value ($)

Cash Equivalents 2.7%
Scudder Cash Management QP Trust, 1.38% (b) (Cost $8,087,778)	8,087,778	8,087,778
Total Investment Portfolio - 100.0% (Cost $273,112,951) (a)		303,166,574

* Non-income producing security.
** Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $273,186,795. At July 31, 2004, net unrealized appreciation for all securities based on tax cost was $29,979,779. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $38,686,852 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,707,073.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At July 31, 2004, this security has been pledged in whole or in part, to cover initial margin requirements for open futures contracts.
At July 31, 2004, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Russell 2000 Index	9/16/2004	31	8,800,038	8,551,350	(248,688)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2004
Assets
Investments: Investments in securities, at value (cost $265,025,173)	$ 295,078,796
Investment in Scudder Cash Management QP Trust (cost $8,087,778)	8,087,778
Total investments in securities, at value (cost $273,112,951)	303,166,574
Receivable for Fund shares sold	340,549
Dividends receivable	176,146
Interest receivable	9,117
Receivable for daily variation margin on open futures contracts	50,970
Other assets	1,075
Total assets	303,744,431
Liabilities
Payable for Fund shares redeemed	757,796
Accrued management fee	189,639
Other accrued expenses and payables	316,206
Total liabilities	1,263,641
Net assets, at value	$ 302,480,790
Net Assets
Net assets consist of: Undistributed net investment income	877,307
Net unrealized appreciation (depreciation) on: Investments	30,053,623
Futures	(248,688)
Accumulated net realized gain (loss)	38,611,940
Paid-in capital	233,186,608
Net assets, at value	$ 302,480,790

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($9,292,990 / 354,303 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 26.23
Maximum offering price per share (100 / 94.25 of $26.23)	$ 27.83
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,049,312 / 118,541 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 25.72
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,234,384 / 86,766 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 25.75
Class S Net Asset Value, offering and redemption price (a) per share ($287,904,104 / 10,959,897 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 26.27

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,856)	$ 4,773,427
Interest	4,278
Interest - Scudder Cash Management QP Trust	96,008
Total Income	4,873,713
Expenses: Management fee	2,145,597
Services to shareholders	236,428
Custodian and accounting fees	32,521
Administrative fee	838,352
Distribution service fees	58,397
Auditing	22,510
Legal	6,832
Trustees' fees and expenses	10,964
Reports to shareholders	21,472
Registration fees	5,050
Other	4,003
Total expenses, before expense reductions	3,382,126
Expense reductions	(1,120)
Total expenses, after expense reductions	3,381,006
Net investment income (loss)	1,492,707
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	52,586,519
Futures	715,804
Capital gain dividend received	78,572
53,380,895
Net unrealized appreciation (depreciation) during the period on: Investments	8,435,249
Futures	(524,923)
7,910,326
Net gain (loss) on investment transactions	61,291,221
Net increase (decrease) in net assets resulting from operations	$ 62,783,928

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2004	2003
Operations: Net investment income (loss)	$ 1,492,707	$ 898,376
Net realized gain (loss) on investment transactions	53,380,895	(14,363,698)
Net unrealized appreciation (depreciation) on investment transactions during the period	7,910,326	40,287,253
Net increase (decrease) in net assets resulting from operations	62,783,928	26,821,931
Distributions to shareholders from: Net investment income:
Class A	(3,518)	-
Class S	(855,594)	(552,562)
Net realized gains: Class A	-	(488,795)
Class B	-	(198,255)
Class C	-	(53,577)
Class S	-	(24,396,693)
Fund share transactions: Proceeds from shares sold	79,789,628	43,674,655
Reinvestment of distributions	653,444	24,863,447
Cost of shares redeemed	(83,298,498)	(71,514,915)
Redemption fees	33,283	48,928
Net increase (decrease) in net assets from Fund share transactions	(2,822,143)	(2,927,885)
Increase (decrease) in net assets	59,102,673	(1,795,836)
Net assets at beginning of period	243,378,117	245,173,953
Net assets at end of period (including undistributed net investment income of $877,307 and $621,635, respectively)	$ 302,480,790	$ 243,378,117

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended July 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.85	$ 20.77	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.05	.03
Net realized and unrealized gain (loss) on investment transactions	5.32	2.28	(.09)
Total from investment operations	5.40	2.33	(.06)
Less distributions from: Net investment income	(.02)	-	(.07)
Net realized gains on investment transactions	-	(2.25)	-
Total distributions	(.02)	(2.25)	(.07)
Redemption fees	-***	-***	.01
Net asset value, end of period	$ 26.23	$ 20.85	$ 20.77
Total Return (%)[c]	25.84	13.11	(.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	3	3
Ratio of expenses (%)	1.35	1.44	1.48*
Ratio of net investment income (loss) (%)	.35	.28	.23*
Portfolio turnover rate (%)	135	168	157
[a] For the period from December 3, 2001 (commencement of operations of Class A shares) to July 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended July 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.61	$ 20.71	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.12)	(.10)	(.09)
Net realized and unrealized gain (loss) on investment transactions	5.23	2.25	(.07)
Total from investment operations	5.11	2.15	(.16)
Less distributions from: Net investment income	-	-	(.03)
Net realized gains on investment transactions	-	(2.25)	-
Total distributions	-	(2.25)	(.03)
Redemption fees	-***	-***	.01
Net asset value, end of period	$ 25.72	$ 20.61	$ 20.71
Total Return (%)[c]	24.79	12.21	(.74)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	2
Ratio of expenses (%)	2.24	2.26	2.28*
Ratio of net investment income (loss) (%)	(.54)	(.54)	(.57)*
Portfolio turnover rate (%)	135	168	157
[a] For the period from December 3, 2001 (commencement of operations of Class B shares) to July 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended July 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.61	$ 20.71	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.10)	(.08)
Net realized and unrealized gain (loss) on investment transactions	5.24	2.25	(.08)
Total from investment operations	5.14	2.15	(.16)
Less distributions from: Net investment income	-	-	(.03)
Net realized gains on investment transactions	-	(2.25)	-
Total distributions	-	(2.25)	(.03)
Redemption fees	-***	-***	.01
Net asset value, end of period	$ 25.75	$ 20.61	$ 20.71
Total Return (%)[c]	24.94	12.21	(.73)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.66		.43
Ratio of expenses (%)	2.08	2.25	2.26*
Ratio of net investment income (loss) (%)	(.38)	(.53)	(.55)*
Portfolio turnover rate (%)	135	168	157
[a] For the period from December 3, 2001 (commencement of operations of Class C shares) to July 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended July 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 20.87	$ 20.79	$ 21.45	$ 16.58	$ 19.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.10	.13	.04	.02
Net realized and unrealized gain (loss) on investment transactions	5.35	2.28	(.71)	4.85	(2.83)
Total from investment operations	5.48	2.38	(.58)	4.89	(2.81)
Less distributions from: Net investment income	(.08)	(.05)	(.09)	(.03)	(.02)
Net realized gains on investment transactions	-	(2.25)	-	-	-
Total distributions	(.08)	(2.30)	(.09)	(.03)	(.02)
Redemption fees	-*	-*	.01	.01	.01
Net asset value, end of period	$ 26.27	$ 20.87	$ 20.79	$ 21.45	$ 16.58
Total Return (%)	26.26	13.40	(2.69)	29.57[b]	(14.43)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	288	237	240	221	161
Ratio of expenses before expense reductions (%)	1.16	1.21	1.21	1.25[c]	1.84[d]
Ratio of expenses after expense reductions (%)	1.16	1.21	1.21	1.18[c]	1.32[d]
Ratio of net investment income (loss) (%)	.54	.51	.56	.21	.12
Portfolio turnover rate (%)	135	168	157	71	29
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratios of operating expenses include a net reduction in reorganization expenses from fiscal 2000. The ratios without this net reduction before and after expense reductions were 1.28% and 1.21%, respectively.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.76% and 1.25%, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class S shares of the Fund are generally not available to new investors. Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 9,434,776
Undistributed net long-term capital gains	$ 29,957,237
Unrealized appreciation (depreciation) on investments	$ 29,979,779

In addition, during the years ended July 31, 2004 and July 31, 2003, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2004	2003
Distributions from ordinary income*	$ 859,112	$ 767,853
Distributions from long-term capital gains	$ -	$ 24,922,029

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the year ended July 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $371,697,811 and $372,788,450, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, and 0.70% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

For the year ended July 31, 2004, the Advisor has agreed to reimburse the Fund $887 for service provider expenses.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, 0.500% and 0.450% of average daily net assets of Class A, B, C and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004, and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered by the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1-distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

In addition, for the period April 1, 2004 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses at 1.34%, 1.36%, 1.36% and 1.34% for Class A, B, C and S shares, respectively, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees and trustee and trustee counsel fees and organizational and offering expenses).

For the period from August 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 14,620
Class B	9,190
Class C	3,663
Class S	810,879
$ 838,352

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, shareholder service agent and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through July 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at July 31, 2004
Class A	$ 3,782	$ 3,782
Class B	3,294	3,294
Class C	976	976
Class S	206,668	206,668
	$ 214,720	$ 214,720

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through July 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $25,016, all of which is unpaid at July 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2004
Class B	$ 20,552	$ 1,827
Class C	13,020	1,535
	$ 33,572	$ 3,362

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2004	Effective Rate
Class A	$ 13,947	$ 1,711.24%
Class B	6,701	629.25%
Class C	4,177	726.24%
	$ 24,825	$ 3,066

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter of the Fund. Underwriting commissions paid in connection with the distribution of Class A and Class C shares for the year ended July 31, 2004 aggregated $7,634 and $20, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2004, the CDSC for Class B and C shares aggregated $8,150 and $564, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2004, the custodian fees were reduced by $233 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2004		Year Ended July 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	290,205	$ 7,448,466	208,694	$ 4,159,955
Class B	75,643	1,822,667	68,374	1,362,886
Class C	197,200	5,145,112	14,692	283,633
Class S	2,590,728	65,373,383	1,982,274	37,868,181
		$ 79,789,628		$ 43,674,655
Shares issued to shareholders in reinvestment of distributions
Class A	132	$ 3,267	22,164	$ 393,409
Class B	-	-	10,192	179,780
Class C	-	-	3,013	53,155
Class S	26,715	650,177	1,365,471	24,237,103
		$ 653,444		$ 24,863,447
Shares redeemed
Class A	(79,456)	$ (2,020,078)	(220,619)	$ (4,163,240)
Class B	(68,544)	(1,614,520)	(42,958)	(815,211)
Class C	(142,217)	(3,454,675)	(6,679)	(126,667)
Class S	(3,032,174)	(76,209,225)	(3,535,752)	(66,409,797)
		$ (83,298,498)		$ (71,514,915)
Redemption fees	-	$ 33,283	-	$ 48,928
Net increase (decrease)
Class A	210,881	$ 5,431,655	10,239	$ 390,124
Class B	7,099	208,147	35,608	727,455
Class C	54,983	1,690,437	11,026	210,121
Class S	(414,731)	(10,152,382)	(188,007)	(4,255,585)
		$ (2,822,143)		$ (2,927,885)

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Small Company Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Small Company Value Fund (the "Fund") at July 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 21, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $31,400,000 as capital gain dividends for its year ended July 31, 2004, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2004 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $4,500,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for eachTrustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[2] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[2] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[3] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 Address: 345 Park Avenue, New York, New York
3 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SAAUX	SABUX	SACUX
CUSIP Number	811196-724	811196-716	811196-690
Fund Number	450	650	750

For shareholders of Class S

Automated Information Lines	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCSUX
Fund Number	078

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, July 31, 2004, Scudder Securities Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SCUDDER SMALL COMPANY VALUE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year        Audit Fees      Audit-Related     Tax Fees       All Other
    Ended            Billed          Fees Billed      Billed        Fees Billed
   July 31,         to Fund            to Fund        to Fund         to Fund
--------------------------------------------------------------------------------
2004                 $49,500            $185            $6,900           $0
--------------------------------------------------------------------------------
2003                 $44,100           $1,205           $5,600           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                     Audit-Related        Tax Fees                  All
      Fiscal         Fees Billed to       Billed to          Other Fees Billed
       Year          Adviser and         Adviser and          to Adviser and
       Ended         Affiliated Fund     Affiliated Fund      Affiliated Fund
      July 31,      Service Providers   Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                   $767,051              $0                    $0
--------------------------------------------------------------------------------
2003                   $517,013            $55,500                 $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                 Total Non-Audit
                                  Fees billed to
                                   Adviser and
                                  Affiliated Fund         Total
                                 Service Providers    Non-Audit Fees
                                  (engagements           billed to
                                     related           Adviser and
                                  directly to the    Affiliated Fund
                   Total            operations           Service
      Fiscal      Non-Audit        and financial        Providers
       Year      Fees Billed        reporting          (all other      Total of
      Ended       to Fund          of the Fund)        engagements)    (A), (B)
     July 31,        (A)               (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004              $6,900                $0             $1,584,295     $1,591,195
--------------------------------------------------------------------------------
2003              $5,600             $55,500           $5,960,377     $6,021,477
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

                                       2

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Small Company Value Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Small Company Value Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Executive Officer

Date:                               October 1, 2004